Exhibit 99.1
THOMAS & BETTS CORPORATION AND SUBSIDIARIES
2010 Consolidated Statements of Operations
Restated For Sale of Divested Business
(In thousands, except per share data)
(Unaudited)

	Quarter Ended
	March 31,	June 30,	September 30,
	2010	2010	2010
	Restated	Restated	Restated

Net sales	$453,629	$499,980	$518,233

Cost of sales	319,029	342,185	352,096

Gross profit	134,600	157,795	166,137
Gross profit — % of net sales	29.7%	31.6%	32.1%

Selling, general and administrative	88,479	103,931	97,470
Selling, general and administrative — % of net sales	19.5%	20.8%	18.8%

Earnings from operations	46,121	53,864	68,667
Earnings from operations — % of net sales	10.2%	10.8%	13.3%

Interest expense, net	(8,371)	(8,902)	(9,042)
Other (expense) income, net	130	935	(975)

Earnings before income taxes	37,880	45,897	58,650

Income tax provision	11,565	13,703	16,056
Effective tax rate	30.5%	29.9%	27.4%

Net earnings from continuing operations	26,315	32,194	42,594

Earnings from discontinued operations, net	1,637	1,407	1,510

Net earnings	$27,952	$33,601	$44,104

Basic earnings (loss) per share:
Continuing operations	$0.51	$0.62	$0.83
Discontinued operations	0.03	0.03	0.02

Net earnings	$0.54	$0.65	$0.85

Diluted earnings (loss) per share:
Continuing operations	$0.50	$0.61	$0.81
Discontinued operations	0.03	0.02	0.03

Net earnings	$0.53	$0.63	$0.84

Average shares outstanding:
Basic	52,067	51,965	51,602
Diluted	53,005	53,041	52,641

THOMAS & BETTS CORPORATION AND SUBSIDIARIES
2010 Segment Information
Restated For Sale of Divested Business
(In thousands)
(Unaudited)

	Quarter Ended
	March 31,	June 30,	September 30,
	2010	2010	2010
	Restated	Restated	Restated

Net sales:
Electrical	$367,246	$429,341	$439,172
Steel Structures	59,897	49,624	57,232
HVAC	26,486	21,015	21,829

Total net sales	$453,629	$499,980	$518,233

Segment earnings:
Electrical	$63,888	$84,310	$89,588
Steel Structures	9,890	8,045	11,092
HVAC	4,291	2,307	2,868

Total reportable segment earnings	$78,069	$94,662	$103,548

Corporate expense	(9,887)	(17,703)	(12,615)
Depreciation and amortization expense	(18,460)	(20,261)	(20,054)
Share-based compensation expense	(3,601)	(2,834)	(2,212)
Interest expense, net	(8,371)	(8,902)	(9,042)
Other (expense) income, net	130	935	(975)

Earnings before income taxes	$37,880	$45,897	$58,650

Segment earnings — % of net sales:
Electrical	17.4%	19.6%	20.4%
Steel Structures	16.5%	16.2%	19.4%
HVAC	16.2%	11.0%	13.1%
Total	17.2%	18.9%	20.0%

THOMAS & BETTS CORPORATION AND SUBSIDIARIES
2009 Consolidated Statements of Operations
Restated For Sale of Divested Business
(In thousands, except per share data)
(Unaudited)

	Quarter Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2009	2009	2009	2009	2009
	Restated	Restated	Restated	Restated	Restated

Net sales	$443,606	$443,360	$468,097	$477,645	$1,832,708

Cost of sales	308,848	316,162	326,058	328,406	1,279,474

Gross profit	134,758	127,198	142,039	149,239	553,234
Gross profit — % of net sales	30.4%	28.7%	30.3%	31.2%	30.2%

Selling, general and administrative	91,091	91,327	90,656	93,948	367,022
Selling, general and administrative — % of net sales	20.6%	20.6%	19.3%	19.7%	20.0%

Intangible asset impairment	—	—	—	5,794	5,794

Earnings from operations	43,667	35,871	51,383	49,497	180,418
Earnings from operations — % of net sales	9.8%	8.1%	11.0%	10.4%	9.8%

Interest expense, net	(9,461)	(8,378)	(8,478)	(9,166)	(35,483)
Loss on extinguishment of debt	—	—	—	(6,391)	(6,391)
Other (expense) income, net	1,905	1,845	(2,101)	197	1,846

Earnings before income taxes	36,111	29,338	40,804	34,137	140,390

Income tax provision	10,803	8,598	11,424	8,630	39,455
Effective tax rate	29.9%	29.3%	28.0%	25.3%	28.1%

Net earnings from continuing operations	25,308	20,740	29,380	25,507	100,935

Earnings from discontinued operations, net	761	1,921	2,731	1,562	6,975

Net earnings	$26,069	$22,661	$32,111	$27,069	$107,910

Basic earnings (loss) per share:
Continuing operations	$0.48	$0.40	$0.56	$0.49	$1.93
Discontinued operations	0.02	0.03	0.06	0.03	0.14

Net earnings	$0.50	$0.43	$0.62	$0.52	$2.07

Diluted earnings (loss) per share:
Continuing operations	$0.48	$0.39	$0.56	$0.48	$1.91
Discontinued operations	0.01	0.04	0.05	0.03	0.13

Net earnings	$0.49	$0.43	$0.61	$0.51	$2.04

Average shares outstanding:
Basic	52,569	52,283	52,178	51,856	52,244
Diluted	52,952	53,019	52,858	52,861	52,958

THOMAS & BETTS CORPORATION AND SUBSIDIARIES
2009 Segment Information
Restated For Sale of Divested Business
(In thousands)
(Unaudited)

	Quarter Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2009	2009	2009	2009	2009
	Restated	Restated	Restated	Restated	Restated

Net sales:
Electrical	$352,603	$365,722	$393,894	$376,115	$1,488,334
Steel Structures	61,945	54,950	50,922	66,645	234,462
HVAC	29,058	22,688	23,281	34,885	109,912

Total net sales	$443,606	$443,360	$468,097	$477,645	$1,832,708

Segment earnings:
Electrical	$55,816	$55,224	$73,565	$72,842	$257,447
Steel Structures	14,430	12,118	10,082	10,803	47,433
HVAC	5,722	2,562	3,221	6,708	18,213

Total reportable segment earnings	$75,968	$69,904	$86,868	$90,353	$323,093

Corporate expense	(11,198)	(11,810)	(14,908)	(9,507)	(47,423)
Depreciation and amortization expense	(18,315)	(18,722)	(17,998)	(18,261)	(73,296)
Share-based compensation expense	(2,788)	(3,501)	(2,579)	(7,294)	(16,162)
Intangible asset impairment	—	—	—	(5,794)	(5,794)
Interest expense, net	(9,461)	(8,378)	(8,478)	(9,166)	(35,483)
Loss on extinguishment of debt	—	—	—	(6,391)	(6,391)
Other (expense) income, net	1,905	1,845	(2,101)	197	1,846

Earnings before income taxes	$36,111	$29,338	$40,804	$34,137	$140,390

Segment earnings — % of net sales:
Electrical	15.8%	15.1%	18.7%	19.4%	17.3%
Steel Structures	23.3%	22.1%	19.8%	16.2%	20.2%
HVAC	19.7%	11.3%	13.8%	19.2%	16.6%
Total	17.1%	15.8%	18.6%	18.9%	17.6%